AGREEMENT


         Agreement made this 17th day of March, 1999 between Euroweb International Corp., ("EWEB") a corporation organized under the laws of the State of Delaware in the United States and M & A Management (Malta) Ltd., ("M&A").

                                   WITNESSETH

1. EWEB hereby sells and M & A hereby purchases a number of shares of EWEB's common stock, .001 par value at a price of $200,000 (the"Shares"). The number is calculated by using the closing bid price of $1.75 on March 17, 1999 or the bid price per share at closing on 1st day of April, 1999 whichever is lower less a 25% discount and by dividing the price into $200,000 (US).

2. The parties acknowledge that the Shares have not been registered but are being sold in a private placement pursuant to an exemption from Registration provided by section 4(2) of the Securities Act of 1933 and/or Regulation 506 promulgated thereunder.

3. M & A acknowledges that it has received copies of EWEB's 10-KSB for the years ended December 31, 1996 and 1997 and of EWEB's 10-QSB for the periods ended March 31, 1998, June 30, 1998, September 30, 1998 and of all electronic filings made by EWEB using the Edgar system since October 1996 and has received all information requested by it for EWEB so as to enable it to make an informed opinion of the transaction.

4. EWEB agrees to file a Registration Statement on SEC Form S-3 no later than July 1, 1999 to register the Shares so that the initial legend on the shares can be removed.

5. EWEB agrees that until October 1, 1999 (the"Put Period") that it will purchase from M & A 50% of the Shares purchased at the purchase price in the event M & A notifies EWEB in writing of the desire to sell these shares to EWEB during the Put Period.


                                         EUROWEB INTERNATIONAL CORP.


                                         Frank R. Cohen, Chairman of Board



                                         M & A MANAGEMENT (MALTA) LTD.



                                         Peter E. Klenner, President